UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2015

BE ACTIVE HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-55185 (Commission File Number)	68-0678429 (IRS Employer Identification No.)

1010 Northern Boulevard
Great Neck, New York 11021
(Address of Principal Executive Offices, Zip Code)

(212) 736-2310
 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

FINRA informed Be Active Holdings, Inc. that effective December 28, 2015, the 1 for 1,000 reverse stock split became effective. The ticker symbol will be “JALAD” for the twenty business days thereafter, and then will continue to be “JALA”. The stock split reduced the number of shares of common stock issued and outstanding from 486,256,112 to 486,257 shares. Neither the number of authorized shares of common stock, 3,000,000,000, par value $.0001 per share, nor the number of authorized shares of preferred stock, 1,500,000, par value $.0001 per share, were not affected by the amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.10	Certificate of Amendment to the Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE ACTIVE HOLDINGS, INC. By: /s/ Joseph Rienzi Name: Joseph Rienzi Title: Interim President

Date:  December 28, 2015